CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of Investments (unaudited)	July 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.2%
COMMUNICATION SERVICES - 2.1%
Interactive Media & Services - 1.5%
Tencent Holdings Ltd.	56,600	$2,601,401	(a)

Wireless Telecommunication Services - 0.6%
Vodafone Group PLC	1,023,531	973,646	(a)

TOTAL COMMUNICATION SERVICES		3,575,047

CONSUMER DISCRETIONARY - 12.1%
Automobiles - 1.1%
Bayerische Motoren Werke AG	14,616	1,782,420	(a)

Diversified Consumer Services - 0.6%
New Oriental Education & Technology Group Inc., ADR	18,550	1,041,212	*

Hotels, Restaurants & Leisure - 6.6%
Arcos Dorados Holdings Inc., Class A Shares	188,400	2,128,920
Compass Group PLC	151,693	3,946,696	(a)
Galaxy Entertainment Group Ltd.	414,518	3,025,788	*(a)
TravelSky Technology Ltd., Class H Shares	1,043,926	2,004,766	(a)

Total Hotels, Restaurants & Leisure		11,106,170

Household Durables - 0.8%
Vistry Group PLC	136,495	1,384,437	(a)

Specialty Retail - 3.0%
Industria de Diseno Textil SA	129,083	4,941,016	(a)

TOTAL CONSUMER DISCRETIONARY		20,255,255

CONSUMER STAPLES - 7.1%
Beverages - 3.6%
Anheuser-Busch InBev SA/NV	42,791	2,447,888	(a)
Coca-Cola Femsa SAB de CV, ADR	22,841	1,925,953
Treasury Wine Estates Ltd.	219,761	1,663,300	(a)

Total Beverages		6,037,141

Food Products - 1.6%
Danone SA	42,850	2,616,710	(a)

Personal Care Products - 1.9%
Unilever PLC, LSE	60,804	3,267,177	(a)

TOTAL CONSUMER STAPLES		11,921,028

ENERGY - 10.0%
Energy Equipment & Services - 1.0%
Noble Corp. PLC	32,000	1,672,640	*

Oil, Gas & Consumable Fuels - 9.0%
Inpex Corp.	225,855	2,916,291	(a)
Shell PLC, LSE	140,710	4,264,607	(a)

See Notes to Schedule of Investments.

ClearBridge International Value Fund 2023 Quarterly Report	1

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Oil, Gas & Consumable Fuels - (continued)
TotalEnergies SE	83,438	$5,069,403	(a)
Woodside Energy Group Ltd.	107,755	2,777,405	(a)

Total Oil, Gas & Consumable Fuels		15,027,706

TOTAL ENERGY		16,700,346

FINANCIALS - 19.0%
Banks - 12.8%
Banco Bilbao Vizcaya Argentaria SA	513,565	4,070,710	(a)
BAWAG Group AG	57,555	2,803,932	(a)
BNP Paribas SA	60,093	3,963,003	(a)
KBC Group NV	35,179	2,647,740	(a)
Mitsubishi UFJ Financial Group Inc.	453,900	3,654,918	(a)
Rakuten Bank Ltd.	19,900	287,213	*(a)
Shinhan Financial Group Co. Ltd.	37,155	1,022,628	(a)
Standard Chartered PLC	306,918	2,948,118	(a)

Total Banks		21,398,262

Capital Markets - 3.0%
Julius Baer Group Ltd.	54,599	3,867,113	(a)
Korea Investment Holdings Co. Ltd.	31,059	1,190,151	(a)

Total Capital Markets		5,057,264

Insurance - 3.2%
AIA Group Ltd.	296,675	2,968,157	(a)
AXA SA	76,677	2,356,962	(a)

Total Insurance		5,325,119

TOTAL FINANCIALS		31,780,645

HEALTH CARE - 8.6%
Biotechnology - 0.5%
BioNTech SE, ADR	7,450	811,082	*

Health Care Equipment & Supplies - 0.9%
Olympus Corp.	98,000	1,599,059	(a)

Pharmaceuticals - 7.2%
AstraZeneca PLC	21,550	3,096,224	(a)
Bayer AG, Registered Shares	42,224	2,469,405	(a)
Hikma Pharmaceuticals PLC	67,833	1,821,647	(a)
Sanofi	42,945	4,581,568	(a)

Total Pharmaceuticals		11,968,844

TOTAL HEALTH CARE		14,378,985

See Notes to Schedule of Investments.

2	ClearBridge International Value Fund 2023 Quarterly Report

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2023

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
INDUSTRIALS - 20.2%
Aerospace & Defense - 3.5%
Airbus SE	24,157	$3,558,327	(a)
MTU Aero Engines AG	9,956	2,324,840	(a)

Total Aerospace & Defense		5,883,167

Electrical Equipment - 4.6%
Nexans SA	24,590	2,183,106	(a)
Schneider Electric SE	17,589	3,137,387	(a)
Sensata Technologies Holding PLC	55,161	2,330,552

Total Electrical Equipment		7,651,045

Industrial Conglomerates - 3.5%
Hitachi Ltd.	43,065	2,819,230	(a)
Jardine Cycle & Carriage Ltd.	119,000	3,071,370	(a)

Total Industrial Conglomerates		5,890,600

Machinery - 3.9%
CNH Industrial NV	198,660	2,852,758
GEA Group AG	35,609	1,511,310	(a)
Metso Oyj	187,409	2,129,730	(a)

Total Machinery		6,493,798

Passenger Airlines - 1.4%
Japan Airlines Co. Ltd.	105,058	2,274,571	(a)

Trading Companies & Distributors - 3.3%
Brenntag SE	28,277	2,193,860	(a)
Marubeni Corp.	189,620	3,357,223	(a)

Total Trading Companies & Distributors		5,551,083

TOTAL INDUSTRIALS		33,744,264

INFORMATION TECHNOLOGY - 7.5%
Electronic Equipment, Instruments & Components - 1.4%
Murata Manufacturing Co. Ltd.	39,000	2,316,667	(a)

Semiconductors & Semiconductor Equipment - 1.1%
Infineon Technologies AG	40,254	1,768,579	(a)

Software - 1.9%
SAP SE	23,125	3,154,519	(a)

Technology Hardware, Storage & Peripherals - 3.1%
Samsung Electronics Co. Ltd.	95,635	5,236,271	(a)

TOTAL INFORMATION TECHNOLOGY		12,476,036

MATERIALS - 8.8%
Chemicals - 2.3%
BASF SE	29,383	1,575,252	(a)
Nutrien Ltd.	31,938	2,200,892

Total Chemicals		3,776,144

See Notes to Schedule of Investments.

ClearBridge International Value Fund 2023 Quarterly Report	3

CLEARBRIDGE INTERNATIONAL VALUE FUND

Schedule of Investments (unaudited) (cont’d)	July 31, 2023

(Percentages shown based on Fund net assets)

SECURITY		SHARES	VALUE
Construction Materials - 2.1%
Holcim Ltd.		51,140	$3,564,302	(a)

Metals & Mining - 4.4%
Anglo American PLC		89,100	2,739,984	(a)
Glencore PLC		476,059	2,895,122	(a)
Newcrest Mining Ltd.		91,458	1,640,479	(a)

Total Metals & Mining			7,275,585

TOTAL MATERIALS			14,616,031

REAL ESTATE - 1.8%
Real Estate Management & Development - 1.8%
Daito Trust Construction Co. Ltd.		27,828	2,993,417	(a)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $124,331,597)			162,441,054

	RATE
SHORT-TERM INVESTMENTS - 2.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	5.089%	2,720,016	2,720,016	(b)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	5.183%	1,165,721	1,165,721	(b)(c)

TOTAL SHORT-TERM INVESTMENTS (Cost - $3,885,737)			3,885,737

TOTAL INVESTMENTS - 99.5% (Cost - $128,217,334)			166,326,791
Other Assets in Excess of Liabilities - 0.5%			779,868

TOTAL NET ASSETS - 100.0%			$167,106,659

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown is one-day yield as of the end of the reporting period.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At July 31, 2023, the total market value of investments in Affiliated Companies was $1,165,721 and the cost was $1,165,721 (Note 2).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts
LSE	— London Stock Exchange

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

4	ClearBridge International Value Fund 2023 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge International Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to

5

Notes to Schedule of Investments (unaudited) (continued)

the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

6

Notes to Schedule of Investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)*	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Consumer Discretionary	$3,170,132	$17,085,123	—	$20,255,255
Consumer Staples	1,925,953	9,995,075	—	11,921,028
Energy	1,672,640	15,027,706	—	16,700,346
Health Care	811,082	13,567,903	—	14,378,985
Industrials	5,183,310	28,560,954	—	33,744,264
Materials	2,200,892	12,415,139	—	14,616,031
Other Common Stocks	—	50,825,145	—	50,825,145

Total Long-Term Investments	14,964,009	147,477,045	—	162,441,054

Short-Term Investments†	3,885,737	—	—	3,885,737

Total Investments	$18,849,746	$147,477,045	—	$166,326,791

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended July 31, 2023. The following transactions were effected in such company for the period ended July 31, 2023.

	Affiliate Value at October 31,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$3,615,752	$7,905,968	7,905,968	$10,355,999	10,355,999

7

Notes to Schedule of Investments (unaudited) (continued)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at July 31, 2023
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$43,379	—	$1,165,721

8